UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2008 (February 13, 2008)
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number: 001-32504

Delaware	20-2311383

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Two Westbrook Corporate Center Suite 1070 Westchester, IL	60154

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     On February 14, 2008, TreeHouse Foods, Inc. (NYSE: THS) (“TreeHouse”) issued a press release announcing its financial and operating results for the fiscal year ended December 31, 2007 and providing guidance for 2008. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure
     On February 13, 2008, TreeHouse issued a press release announcing its intention to close its pickle plant in Portland, Oregon in June 2008. A copy of this press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.
     On February 14, 2008, TreeHouse issued a press release announcing that it will webcast an earnings presentation at 8:00 a.m. (Eastern Standard Time) to discuss the financial and operating results for the fiscal year ended December 31, 2007 and provide guidance for 2008. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Form 8-K under Item 2.02 and Item 7.01 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits:

Exhibit	Exhibit
Number	Description

99.1	Press Release dated February 14, 2008, announcing financial results for the fiscal year ended December 31, 2007, providing guidance for 2008 and announcing webcast

99.2	Press Release dated February 13, 2008, announcing intention to close Portland, Oregon plant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.
Date: February 14, 2008	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description

99.1	Press Release dated February 14, 2008, announcing financial results for the fiscal year ended December 31, 2007, providing guidance for 2008 and announcing webcast

99.2	Press Release dated February 13, 2008, announcing intention to close Portland, Oregon plant